unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

ROTH 23rd Annual OC Growth Stock Conference

Ashleigh Palmer, President and CEO

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

A Compelling Opportunity

- The demand for peptides is high and escalating
- Our goal is to become the pre-eminent peptide powerhouse
- We will exploit our proprietary technologies and intellectual property portfolio
- We are building a diversified portfolio of high-potential co-development and commercialization partnerships
- Experienced management team focused on execution

Multiple "game-changing" events in next 12 months

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



50
45
40
35
30
25
20
15
10
5
0
First approval year, any country
First US approval year

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

unigene

Corporate Overview

Public Biotechnology Company:	Symbol UGNE.OB
Founded:	1980
# of Employees:	68
Locations:	Boonton, NJ (Corporate/Manufacturing) Fairfield, NJ (R&D)

Our Value Proposition

- ✓ Exquisite, proprietary oral peptide drug delivery
- ✓ State-of-the-art recombinant peptide manufacturing
- ✓ Proven peptide R&D and drug formulation expertise
- ✓ Validated manufacturing process development
- ✓ Clinical trial capabilities and regulatory expertise
- ✓ Overall competence that can dominate the peptide sector

unigene

2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring rescues Unigene from underperformance and financial distress
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in compelling new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - new high-performance, custom-built management team recruited
  - business development function and corporate-wide customer/partner focus
  - transition validated via multi-million dollar milestone transaction with GSK

Unigene Strategic Realignment

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

- Rational Design
- Lead Optimization
- Preclinical Models
- Toxicology
- IND Filing
- Phase 1
- Phase 2
- Phase 3
- NDA
- Commercialization

In-licensing

Satiety Peptides
Annexin Analogs

Proof-of-Concept

Oral PTH – GSK
Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

- Drug Delivery
- Production Processes
- Clinical Trial Supply
- Amidation
- Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties
Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

unigene Applied Peptelligence

Unigene Biotechnologies



Therapeutic Peptides Have Problems

Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection
- no natural peptide has yet been approved as an orally delivered drug product
- oral delivery hampered by low absorption and peptide degradation in the GI tract

cGMP Manufacturing

Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods

- lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

We have the solutions

We Are a “Technology Venture Capitalist”

We are investing our technology to build a diversified portfolio of partnerships focusing on three specific target segments of the 200+ approved or development stage peptides

- Life cycle management of approved peptides
- Peptides with limited potential due to route of administration
- Development stage peptides with questionable commercial viability

Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



unigene

Unigene's Oral Formulations Represent a Significant Competitive Advantage

Biologic response compared to a leading competitor's formulation that requires <u>four times more</u> peptide



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CTx (percent of baseline)
800 µg
200 µg
0 3 5 7 9 12 14 16 18 20 22 24
hours post dosing
Leading Competitor 800 µg sCT *
Unigene 200 µg sCT‡

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ More reliable therapy
- ✓ Reduced risk of toxicity
- ✓ Lower cost of goods
- ✓ Better formulation

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

unigene

High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ Robust high yield and purity
- ✓ Scalable
- ✓ Cost-effective

Another Significant Competitive Advantage

Validated Manufacturing Leadership

- Novartis completing three Ph3 trials of oral calcitonin using Unigene's manufacturing technology

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by recent multi-million dollar milestone partnership with GSK for oral-PTH

Commercial Production Capability







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Manufacturing revenues and net sales royalties


Fortical®

Yet Another Competitive Advantage

unigene

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Satiety Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

Oral Calcitonin NDA Filing in 2011

- Potential to be the first oral calcitonin product to market
  - Completion of Ph3 trial for osteoporosis announced February 2011
  - Top-line Ph3 results expected in Q2 2011
  - U.S. registration filing expected in H2 2011
- Phase 2 osteoporosis prevention study initiated February 2011
- Partnership anticipated

Unigene Owns 26% of Tarsa Therapeutics

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

Oral PTH in Phase 2 with GSK

- Potential to be first oral PTH to market
- Ph2 enrollment completion expected Q2 2011
- Ph2 results anticipated before year end 2011
- GSK go-no-go Phase 3 decision H1 2012

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM due upon completion of patient enrollment

Up to $142MM in additional milestone payments

Tiered royalties in the “low-to-mid teens”

UGP281 to Enter Ph1 in H1 2012

Moderate weight loss of 5-10% shown to significantly decrease risks of morbid obesity



Treatment Weeks
1
2
3
4
5
6
7
Weight Change
(percent baseline)
4
0
-4
-8
Placebo
UGP281
group 1
group 2

- A potent anorexigenic peptide selectively targeting the amylin receptor
- Demonstrated decreases in food consumption and weight in preclinical models
- Favorable pharmacological and safety profile
- Incorporates oral formulation and high-yield manufacturing

unigene

unigene

Applied Peptelligence

Unigene Corporate



Custom Designed Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Alex Martin VP, Business Development and Head of Comm Ops	20+ years commercial experience; Affectis, Intercept, Novartis, SmithKline Beecham
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Corporate Communications	13+ years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Financial Summary

Unigene Laboratories	Ticker: UGNE.OB
Fully Diluted Shares Outstanding	172MM
Market Cap as of 3/11/11	$80MM
Cash position as of 12/31/10	$12.2MM
Debt as of 12/31/10	$48MM*

**Victory Park Capital holds $33MM in convertible debt due March 2013*

Strong support from Victory Park Capital

- Confidence in new strategic plan and management team
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Purchased 500K shares on open market in Q3/Q4 2010
  - a significant amount of which was above VPC conversion price
- Executed Forbearance Agreement in December 2010

unigene

Strategic Intent

- Increase runway in the near-term by prudent cash conservancy and incremental revenue generation
- As resources permit, retire debt and selectively invest in the advancement of our existing core development programs and technologies
- Maximize shareholder value by exploiting the full potential of the Company's "Peptelligence™" core competence

A Transformational Year

	H1 2011	H2 2011	H1 2012
TARSA *Oral Calcitonin*	Ph3 Results	Potential NDA Filing	
gsk *Oral PTH*	Complete Ph2 Enrollment $4MM Milestone	Ph2 Top-line Results	Decision to move to Ph3
NOVARTIS *Oral Calcitonin*		Complete Ph3 studies	Potential NDA Filing
unigene	Peptide partner feasibility studies and potential licensing		UGP281 IND/Ph1

A Compelling Opportunity

- The demand for peptides is high and escalating
- Our goal is to become the pre-eminent peptide powerhouse
- We will exploit our proprietary technologies and intellectual property portfolio
- We are building a diversified portfolio of high-potential co-development and commercialization partnerships
- Experienced management team focused on execution

Multiple "game-changing" events in next 12 months

unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



ROTH 23rd Annual OC Growth Stock Conference

Ashleigh Palmer, President and CEO